                                                                      Exhibit 99
MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By: MHR Advisors LLC,
its General Partner

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105

MHR ADVISORS LLC

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105

MHR INSTITUTIONAL PARTNERS II LP

By: MHR Institutional Advisors II LLC,
its General Partner

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105

MHR INSTITUTIONAL PARTNERS IIA LP

By: MHR Institutional Advisors II LLC,
its General Partner

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105

MHR INSTITUTIONAL ADVISORS II LLC

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105

MHRC LLC

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105

MHRC II LLC

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105

MHR FUND MANAGEMENT LLC

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105

MHR HOLDINGS LLC

By:      /s/ Janet Yeung
         -------------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 1345 AVENUE OF THE AMERICAS,
         42ND FLOOR
         NEW YORK, NY 10105